                                                                    Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, being a director of WILLIS CORROON GROUP LIMITED (the "Guarantor"), hereby constitute and appoint MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, my true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Guarantor to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign my name in my capacity as a director to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and I hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF this Power of Attorney has been executed as a deed this 8th day of March 1999.

Signed and DELIVERED as a           }
DEED by Richard J.S. Bucknall       }  /s/ Richard J.S. Bucknall
                                       -----------------------------------------

in the presence of:
(witness - please sign and print name and address)

/s/ V. Cunliffe
-------------------------
V. Cunliffe
-------------------------
J. Constable Gardens
-------------------------
Edgware Middlesex HA8 5SF
-------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, being a director and officer of WILLIS CORROON GROUP LIMITED (the "Guarantor"), hereby constitute and appoint MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, my true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Guarantor to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign my name in my capacity as a director and officer to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and I hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF this Power of Attorney has been executed as a deed this 10th day of March 1999.

Signed and DELIVERED as a           }
DEED by Thomas Colraine             }  /s/ Thomas Colraine
                                       -----------------------------------------

in the presence of:
(witness - please sign and print name and address)

/s/ Julian MacKenzie
-------------------------
Julian MacKenzie
-------------------------
Ten Trinity Square
-------------------------
London ECP 3AX
-------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, being a director of WILLIS CORROON GROUP LIMITED (the "Guarantor"), hereby constitute and appoint MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, my true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Guarantor to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign my name in my capacity as a director to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and I hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF this Power of Attorney has been executed as a deed this 3rd day of March 1999.

Signed and DELIVERED as a           }
DEED by Brian D. Johnson            }  /s/ Brian D. Johnson
                                       -----------------------------------------

in the presence of:
(witness - please sign and print name and address)

/s/ Marcia Hillenbrand
-------------------------
Marcia Hillenbrand
-------------------------
26 Century Boulevard
-------------------------
Nashville TN 37214
-------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, being a director of WILLIS CORROON GROUP LIMITED (the "Guarantor"), hereby constitute and appoint MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, my true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Guarantor to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign my name in my capacity as a director to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and I hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF this Power of Attorney has been executed as a deed this 8th day of March 1999.

Signed and DELIVERED as a           }
DEED by Patrick Lucas               }  /s/ Patrick Lucas
                                       -----------------------------------------

in the presence of:
(witness - please sign and print name and address)

/s/ Hilt Valerie
-------------------------
5 rue Gilbert Degreront
-------------------------
92500 Rueil Mal Maison
-------------------------

-------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, being a director of WILLIS CORROON GROUP LIMITED (the "Guarantor"), hereby constitute and appoint MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, my true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Guarantor to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign my name in my capacity as a director to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and I hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF this Power of Attorney has been executed as a deed this 3rd day of March 1999.

Signed and DELIVERED as a           }
DEED by George Frederick Nixon      }  /s/ George Frederick Nixon
                                       -----------------------------------------

in the presence of:
(witness - please sign and print name and address)

/s/ T.M. Warren
-------------------------
Miss T.M. Warren
-------------------------
Ten Trinity Square
-------------------------
London EC3P 3AX
-------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, being a director of WILLIS CORROON GROUP LIMITED (the "Guarantor"), hereby constitute and appoint MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, my true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Guarantor to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign my name in my capacity as a director to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and I hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF this Power of Attorney has been executed as a deed this 10th day of March 1999.

Signed and DELIVERED as a           }
DEED by John Marriot Pelly          }  /s/ John Marriot Pelly
                                       -----------------------------------------

in the presence of:
(witness - please sign and print name and address)

/s/ Sandra L. Preston
-------------------------
Sandra Preston
-------------------------
40 Waterbank Road
-------------------------
London SE6 3DU
-------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, being a director of WILLIS CORROON GROUP LIMITED (the "Guarantor"), hereby constitute and appoint MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, my true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Guarantor to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign my name in my capacity as a director to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and I hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF this Power of Attorney has been executed as a deed this 4th day of March 1999.

Signed and DELIVERED as a           }
DEED by Kenneth Pinkston            }  /s/ K.H. Pinkston
                                       -----------------------------------------

in the presence of:
(witness - please sign and print name and address)

/s/ Janet M. Wilkins
-------------------------
Janet M. Wilkins
-------------------------
26 Century Boulevard
-------------------------
Nashville TN 37214
-------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I the undersigned, being a director and officer of WILLIS CORROON GROUP LIMITED (the "Guarantor"), hereby constitute and appoint MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, my true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Guarantor to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign my name in my capacity as a director and officer to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and I hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF this Power of Attorney has been executed as a deed this 9th day of March 1999.

Signed and DELIVERED as a           }
DEED by John Reeve                  }  /s/ J. Reeve
                                       -----------------------------------------

in the presence of:
(witness - please sign and print name and address)

/s/ S.R. Cadman
-------------------------
S. R. Cadman
-------------------------
48 More Close
-------------------------
St. Paul's Court
-------------------------
West Kensington WI4 9BN
-------------------------

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of WILLIS CORROON CORPORATION (the "Issuer"), in his capacity as set forth below, hereby constitutes and appoints MICHAEL P. CHITTY, THOMAS COLRAINE, and BART R. SCHWARTZ and each of them, his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuer to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Exchange Notes (the "Securities"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form F-4 to be filed with the Securities and Exchange Commission with respect to such Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, to any related Registration Statement filed pursuant to Rule 462 under the Act, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF this Power of Attorney has been signed below on the dates indicated by the following persons in the capacities indicated with the registrant.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Group Executive Director
                                responsible for North
   /s/ KENNETH H. PINKSTON      American Retail, U.S.
------------------------------  Wholesale, Asia-Pacific        March 8, 1999
     Kenneth H. Pinkston        and rest of world;
                                Director

     /s/ BRIAN D. JOHNSON       Executive responsible for
------------------------------  North American Retail;         March 9, 1999
       Brian D. Johnson         Director

   /s/ CHARLES D. HAMILTON      Senior Vice President,
------------------------------  Director of Finance and        March 8, 1999
     Charles D. Hamilton        Administration; Director

     /s/ BART R. SCHWARTZ       Senior Vice President;
------------------------------  Corporate Secretary and        March 8, 1999
       Bart R. Schwartz         General Counsel; Director

                                Senior Vice President;
       /s/ KIM WINDROW          Director of Human
------------------------------  Resources; North America;      March 8, 1999
         Kim Windrow            Director